UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

OCTOBER 31, 2006

Annual Report
to Shareholders

DWS International Select Equity Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider each fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2006

Classes A, B, C, R and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R and Institutional Class shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A, Class B, Class R and Institutional Class shares and the 10-year period for Class C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On July 10, 2006, the fund was reorganized from DWS International Select Equity Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS International Select Equity Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class A, B and C shares prior to their inception on February 28, 2001 and Class R shares prior to their inception on July 1, 2003 are derived from the historical performance of Institutional Class shares of DWS International Select Equity Fund during such periods and have been adjusted to reflect the different total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/06
DWS International Select Equity Fund	1-Year	3-Year	5-Year	10-Year
Class A	23.64%	18.62%	13.16%	11.51%
Class B	22.68%	17.71%	12.27%	10.60%
Class C	22.59%	17.73%	12.26%	10.59%
Class R	23.36%	18.36%	12.85%	11.21%
Institutional Class	23.96%	18.93%	13.40%	11.76%
MSCI EAFE Index+	27.52%	21.41%	14.56%	7.34%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 10/31/06	$ 13.15	$ 12.80	$ 12.79	$ 12.86	$ 12.92
10/31/05	$ 11.28	$ 11.08	$ 11.08	$ 11.07*	$ 11.07*
Distribution Information: Twelve Months: Capital Gain Distributions as of 10/31/06	$ .80	$ .80	$ .80	$ .80	$ .80

* Net Asset Value has been updated to reflect the effects of a stock split effective November 11, 2005. (See Note H in Notes to Financial Statements.)

Growth of an Assumed $10,000 Investment
[] DWS International Select Equity Fund — Class A [] MSCI EAFE Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/06
DWS International Select Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,653	$15,731	$17,486	$28,011
	Average annual total return	16.53%	16.30%	11.82%	10.85%
Class B	Growth of $10,000	$11,968	$16,111	$17,739	$27,393
	Average annual total return	19.68%	17.23%	12.15%	10.60%
Class C	Growth of $10,000	$12,259	$16,317	$17,826	$27,372
	Average annual total return	22.59%	17.73%	12.26%	10.59%
Class R	Growth of $10,000	$12,336	$16,580	$18,302	$28,934
	Average annual total return	23.36%	18.36%	12.85%	11.21%
MSCI EAFE Index+	Growth of $10,000	$12,752	$17,896	$19,731	$20,301
	Average annual total return	27.52%	21.41%	14.56%	7.34%

The growth of $10,000 is cumulative.

Growth of an Assumed $1,000,000 Investment
[] DWS International Select Equity Fund — Institutional Class [] MSCI EAFE Index+

Yearly periods ended October 31
Comparative Results as of 10/31/06
DWS International Select Equity Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,239,600	$1,682,100	$1,875,600	$3,040,200
	Average annual total return	23.96%	18.93%	13.40%	11.76%
MSCI EAFE Index+	Growth of $1,000,000	$1,275,200	$1,789,600	$1,973,100	$2,030,100
	Average annual total return	27.52%	21.41%	14.56%	7.34%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

+ The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, free float-adjusted, market capitalization index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Institutional Class Lipper Rankings — International Large-Cap Core Funds Category as of 10/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	148	of	201	74
3-Year	105	of	188	56
5-Year	43	of	163	27
10-Year	4	of	74	6

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns may differ by share class.

On July 10, 2006, the fund was reorganized from DWS International Select Equity Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS International Select Equity Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class S shares for the periods prior to its inception on February 28, 2005 are derived from the historical performance of Institutional Class shares of DWS International Select Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of Class S. Any difference in expenses will affect performance.

Average Annual Total Returns as of 10/31/06
DWS International Select Equity Fund	1-Year	3-Year	5-Year	10-Year
Class S	23.77%	18.73%	13.21%	11.56%
MSCI EAFE Index+	27.52%	21.41%	14.56%	7.34%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/06	$ 12.90
10/31/05*	$ 11.07
Distribution Information: Twelve Months: Capital Gain Distributions as of 10/31/06	$ .80

* Net Asset Value has been updated to reflect the effects of a stock split effective November 11, 2005 (see Note H in Notes to Financial Statements).

Class S Lipper Rankings — International Large-Cap Core Funds Category as of 10/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	154	of	201	77

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS International Select Equity Fund — Class S [] MSCI EAFE Index+

Yearly periods ended October 31
Comparative Results as of 10/31/06
DWS International Select Equity Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$12,377	$16,735	$18,594	$29,869
	Average annual total return	23.77%	18.73%	13.21%	11.56%
MSCI EAFE Index+	Growth of $10,000	$12,752	$17,896	$19,731	$20,301
	Average annual total return	27.52%	21.41%	14.56%	7.34%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, free float-adjusted, market capitalization index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class A, Class B, Class R, Class S and Institutional Class shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2006 to October 31, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2006
Actual Fund Return	Class A	Class B	Class C
Beginning Account Value 5/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/06	$ 991.70	$ 987.60	$ 987.60
Expenses Paid per $1,000*	$ 6.83	$ 10.62	$ 10.92
Hypothetical 5% Fund Return	Class A	Class B	Class C
Beginning Account Value 5/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/06	$ 1,018.35	$ 1,014.52	$ 1,014.22
Expenses Paid per $1,000*	$ 6.92	$ 10.76	$ 11.07
Actual Fund Return	Class R	Class S	Institutional Class
Beginning Account Value 5/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/06	$ 990.70	$ 993.10	$ 993.80
Expenses Paid per $1,000*	$ 7.98	$ 5.43	$ 5.28
Hypothetical 5% Fund Return	Class R	Class S	Institutional Class
Beginning Account Value 5/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/06	$ 1,017.19	$ 1.019.76	$ 1,019.91
Expenses Paid per $1,000*	$ 8.08	$ 5.50	$ 5.35

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C
DWS International Select Equity Fund	1.36%	2.12%	2.18%
Annualized Expense Ratios	Class R	Class S	Institutional Class
DWS International Select Equity Fund	1.59%	1.08%	1.05%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS International Select Equity Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS International Select Equity Fund. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Matthias Knerr, CFA

Director, Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 and the fund in 2004.

Portfolio manager for International Equity: New York.

BS, Pennsylvania State University.

In the following interview, Portfolio Manager Matthias Knerr discusses the recent market environment and DWS International Select Equity Fund's strategy during the 12-month period ended October 31, 2006.

Q: How did the international stock markets perform during the past 12 months?

A: International equities performed very well during the past year on the strength of robust corporate earnings, record levels of merger and acquisition (M&A) activity, and a fairly benign macroeconomic environment. The MSCI EAFE Index — the fund's benchmark — produced a return of 21.91% for the year ended October 31, 2006, in local currency terms and 27.52% when measured in US dollars.1,2 (Since foreign shares are denominated in local country currencies, a gain in the value of the local currencies vs. the dollar increases the value of the investment in US dollar terms.) International equities as an asset class also outperformed the 16.34% return of US stocks, as measured by the Standard & Poor's 500® (S&P 500) Index.3

1 The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged free float adjusted, market capitalization index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates.

2 Local currency return measures the market performance received by local investors, who buy stocks using their home currencies rather than US dollars.

3 The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of all distributions and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

On a regional basis, the best-performing exchanges were concentrated in Europe. Within the Eurozone, economic activity has been running above expectations. The unemployment picture improved over the 12-month period, a result of both cyclical strength and the fact that past structural reforms have started to bear fruit. With productivity improving and the business sector restoring its competitiveness, both consumer and business sentiment remained strong throughout the past year. Equity performance in the United Kingdom also was robust due to the rebound in the country's housing market.

Japan's market performance, which was commendable in absolute terms but a laggard against the MSCI EAFE Index, also was stoked by an improving economic backdrop. Japan's economy has been exhibiting solid growth for some time, and it appears that the country is on a sustainable growth path after several previous false starts. Additionally, Japanese households have benefited from an improving labor market and stronger wage growth, which has been a pillar of support for consumer spending and sentiment. Perhaps the most notable event of the past year was that consumer and housing prices began to increase following years of deflation. As a result, the Bank of Japan was able to end its zero interest rate policy (which had been used as a measure to combat falling prices) and enact its first interest rate increase in over five years.

From a sector perspective, the breadth of the market's advance was illustrated by the fact that all 10 global industry sectors returned at least 10% in US dollar terms, a remarkable achievement. Leading the way was the utilities sector, a significant beneficiary of M&A activity. The feverish pace of this trend was most apparent in Spain and Portugal, where a number of local utilities were taken over by foreign enterprises looking to tap into the areas of stronger growth. The next best-performing sector was materials, which benefited from China's continued role as a major consumer of raw and processed materials. The country has not experienced the economic slowdown that many had forecasted, as evidenced by its year-over-year gross domestic product growth of 10.4%. Strong growth has allowed China's infrastructure build-out to continue, feeding demand for steel, chemicals, resins and ores. The industrials sector also was a strong performer behind gains in the aerospace, transportation and shipping industries.

Q: How did the fund perform in this environment?

A: The total return of the fund's Class A shares for the 12 months ended October 31, 2006, was 23.64%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.) For the period, the MSCI EAFE Index returned 27.52%, and the average return of the 201 funds in the Lipper International Large-Cap Core Funds category was 25.62%.4

4 The Lipper International Large-Cap Core Funds category is an unmanaged group of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Large-Cap Core Funds have wide latitude in the companies in which they can invest. These funds normally will have an average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure that compares with the US diversified large-cap funds universe average.

Index and category returns assume reinvestment of all distributions. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index or category.

Q: What elements of the fund's positioning contributed to its performance?

A: When discussing performance results, keep in mind that our bottom-up stock selection process means that the fund may deviate from the country or sector allocations of the benchmark. This is not to say that we are not aware of how the fund is positioned in relation to the benchmark, but we are by no means managing the portfolio by striving to adhere closely to it.

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

From a positioning standpoint, the fund's overweight (a weighting greater than that of the benchmark) in emerging markets equities contributed positively to its return.5 In particular, the fund's holdings in Russia and Brazil benefited from the strong global demand for commodities. The fund's holdings in Mexico also performed very well. Outside of the emerging markets, the fund's overweight in Germany added to relative returns.

On the negative side, the fund's slight underweight in the United Kingdom detracted from its relative performance. The UK was one of the few areas within global markets that withstood the downward pressures of the May 2006 sell-off, as the country had a concentration in highly defensive sectors — such as health care and consumer staples — that tend to perform better in falling markets.

Q: What other factors helped performance?

A: Strong stock selection within the health care sector made the largest contribution to performance during the past year. The fund's top-performing position was Denmark's Novo Nordisk AS, a provider of diabetes care and hemophilia treatments. Sales of NovoSeven, the company's main hemophilia treatment, rose 21% in the first half as doctors expanded the usage of the drug into areas such as strokes and trauma. Shares of Germany's Fresenius Medical Care AG & Co., the world's largest provider of kidney dialysis, continued to appreciate following an upbeat forecast released by the company in early August. Additionally, Merck AG was successful in its acquisition of Switzerland's Serono, Europe's largest biotechnology company. As part of the deal, Merck KGaA gained ownership of several successful drug lines, including Rebif — the world's second-best selling multiple sclerosis drug — in addition to several experimental cancer medicines.

The next-best performing sector for the fund was telecommunications services. We elected to avoid sluggish fixed-line mega-cap stocks such as France Telecom, Telecom Italia and Deutsche Telekom, all of which underperformed due to eroding profit margins and rising competition from technologies such as wireless and Internet telephony. Given the distress for the telecom sector as a whole, we chose to limit the fund's holdings to "special situations" stocks such as Millicom International Cellular SA. A Luxembourg-based cellular operator with a majority of its interests in developing countries within Asia, Latin America and Africa, Millicom delivered an outstanding set of results during the third quarter on the strength of a substantial increase in subscribers and revenue growth.

The utilities sector was also a source of outperformance for the fund. The largest contribution came from the fund's overweight position in Finland's Fortum Oyj,* one of the best performers among European utilities. Increased pricing power in the Nordic markets bolstered the company's net income, allowing it to initiate a dividend increase and stock buyback program. The fund also benefited from its position in Germany's E.ON AG, the largest utility in Europe.

Rounding out the list of contributors was information technology. Shares of Canon, Inc., Japan's largest maker of electronics goods by market value, jumped on higher US demand for cameras and inkjet printers used by small- and medium-sized businesses. The company continues to deliver strong results from its "razor-and-razor blade" business model, which consists of selling printers at lower profit margins to create a large installed base, coupled with sales of ink products sold at higher margins.

Q: What elements of the fund's positioning detracted from performance?

A: Our stock selection within the industrials sector was the leading detractor from performance. Several of the fund's holdings underperformed, including Mitsubishi Corp., Smiths Group PLC,* Assa Abloy AB* and Grupo Ferrovial SA.*

Within the consumer discretionary sector, a chief detractor was Japan's Sega Sammy Holdings Inc., an operator of amusement centers and a manufacturer of gaming systems. The company reported rising sales over the annual period, but profits came below company forecasts and the outlook became increasingly clouded. We therefore exited the position during the third quarter. Other Japanese stocks held within the consumer discretionary sector, such as Daito Trust Construction Co., Ltd., Haseko Corp.* and Makita Corp., also underperformed.

* As of October 31, 2006, the positions were sold.

Lastly, the fund's relative performance was negatively affected by its overweight position in the energy sector, the weakest performer among the 10 major industries for the annual period. Energy stocks came under pressure as rising oil inventories and easing geopolitical tensions caused crude oil prices to fall sharply during the third calendar quarter of 2006. The performance of several stocks held within the fund — including Saras SpA,* Neste Oil Oyj* and Norsk Hydro ASA — was hurt by the weakness within the sector. However, the fund did have several energy-related standouts during the last 12 months. Most notable among these was Norway's Aker Kvaerner ASA, which reported robust profits from increased demand for its oil platforms and deep water exploration equipment. Historically high prices for oil and gas have prompted many energy companies to look for alternative sources of energy, creating a surge of orders for oil rigs that can perform in deep water and harsh weather.

* As of October 31, 2006, the positions were sold.

Q: What is your strategic outlook for international markets and how is the fund positioned to benefit?

A: The proliferation of hedge funds has caused the investment horizon of the average investor to become much shorter in recent years, and the increased use of financial leverage (the use of borrowed money to invest) appears to magnify reactions to individual events at the stock level. This shift has frequently created significant mispricings of individual stocks in the short term, even when there has been little change in their long-term fundamentals. Having come across this phenomenon regularly over the last several years, we have used shorter-term volatility created by speculators to patiently select opportunities to invest for the long term. With this as background, we intend to be selective in patiently positioning the fund for these long-term opportunities as they are created.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Geographical Diversification (As a % of Common and Preferred Stocks)	10/31/06	10/31/05

Continental Europe	57%	51%
Japan	22%	24%
United Kingdom	13%	14%
Latin America	5%	2%
Asia (excluding Japan)	3%	6%
Australia	—	3%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	10/31/06	10/31/05

Financials	28%	33%
Consumer Discretionary	16%	14%
Health Care	13%	8%
Industrials	9%	10%
Information Technology	9%	8%
Materials	8%	3%
Energy	6%	13%
Telecommunication Services	5%	4%
Consumer Staples	4%	5%
Utilities	2%	2%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2006 (25.4% of Net Assets)
1. Societe Generale Provides various banking services	France	3.2%
2. Hypo Real Estate Holding AG Provider of large financing volume and complex real estate projects	Germany	3.1%
3. Canon, Inc. Provider of visual image and information equipment	Japan	3.1%
4. Telefonica SA Provider of telecommunication services	Spain	2.6%
5. UniCredito Italiano SpA Provider of of commercial banking services	Italy	2.4%
6. Mitsubishi Corp. Operator of a general trading company	Japan	2.3%
7. Roche Holding AG Developer of pharmaceutical and chemical products	Switzerland	2.3%
8. BHP Billiton PLC Explorer, producer and marketer of aluminum and other metal products	United Kingdom	2.2%
9. Banca Italease Provides diversified banking services	Italy	2.1%
10. Commerzbank AG Offers various retail and commercial banking services	Germany	2.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2006

	Shares	Value ($)

Common Stocks 93.9%
Austria 1.6%
Erste Bank der oesterreichischen Sparkassen AG (Cost $3,876,612)	64,000	4,357,798
Belgium 2.0%
Umicore (Cost $4,595,223)	35,480	5,506,427
Brazil 3.2%
Gol-Linhas Aereas Inteligentes SA (ADR) (Preferred) (a)	124,200	3,868,830
Petroleo Brasileiro SA (ADR)	52,400	4,651,024
(Cost $6,972,849)		8,519,854
China 0.7%
Industrial & Commercial Bank of China "H"* (Cost $1,584,754)	3,978,000	1,780,003
Denmark 1.9%
Novo Nordisk AS "B" (Cost $4,122,810)	65,800	4,968,759
Finland 3.3%
Nokia Oyj	268,850	5,335,721
Nokian Renkaat Oyj (a)	187,350	3,586,721
(Cost $7,338,375)		8,922,442
France 4.9%
Societe Generale	51,160	8,501,473
Total SA	69,961	4,736,899
(Cost $9,692,798)		13,238,372
Germany 12.6%
Bayer AG	95,789	4,822,979
Commerzbank AG	161,988	5,749,585
E.ON AG	46,468	5,574,867
Fresenius Medical Care AG & Co.	33,692	4,495,334
Hypo Real Estate Holding AG	134,046	8,425,832
Merck KGaA	44,666	4,708,795
(Cost $23,522,914)		33,777,392
Greece 1.8%
National Bank of Greece SA (Cost $4,232,932)	108,400	4,919,758
Ireland 3.6%
Anglo Irish Bank Corp. PLC	233,740	4,191,428
CRH PLC	158,342	5,595,924
(Cost $6,102,068)		9,787,352
Italy 4.5%
Banca Italease	103,001	5,765,842
UniCredito Italiano SpA	764,400	6,336,545
(Cost $9,823,301)		12,102,387
Japan 21.5%
Canon, Inc.	153,150	8,210,427
Casio Computer Co., Ltd.	205,000	4,145,398
Daito Trust Construction Co., Ltd.	88,100	4,647,745
Eisai Co., Ltd.	80,000	4,097,302
Komatsu Ltd.	215,000	3,878,842
Makita Corp.	133,000	3,957,419
Mitsubishi Corp.	326,700	6,313,043
Mitsui Fudosan Co., Ltd.	217,000	5,343,594
ORIX Corp.	16,000	4,507,717
Sumitomo Corp.	296,000	3,892,506
Suzuki Motor Corp.	168,000	4,769,014
Yamaha Motor Co., Ltd.	144,000	3,939,977
(Cost $44,643,183)		57,702,984
Kazakhstan 0.5%
KazMunaiGas Exploration Production (GDR)* (Cost $1,421,544)	97,100	1,452,616
Korea 1.8%
Samsung Electronics Co., Ltd. (GDR), 144A (b)	8,777	2,845,942
Samsung Electronics Co., Ltd. (GDR), 144A (b)	5,900	1,913,075
(Cost $2,339,404)		4,759,017
Luxembourg 1.8%
Millicom International Cellular SA* (a) (Cost $3,381,838)	95,400	4,758,552
Mexico 1.4%
Fomento Economico Mexicano SA de CV (ADR) (Cost $2,647,136)	38,800	3,751,572
Norway 1.7%
Norsk Hydro ASA (a) (Cost $4,877,177)	195,000	4,482,090
Pakistan 0.4%
MCB Bank Ltd. (GDR) 144A* (Cost $1,001,460)	56,439	1,049,201
Russia 0.3%
OAO TMK (GDR) 144A* (Cost $781,920)	36,200	914,050
Spain 2.6%
Telefonica SA (Cost $6,712,365)	364,569	7,026,020
Sweden 4.5%
Atlas Copco AB "B"	172,700	4,925,814
Swedish Match AB	209,100	3,343,909
Telefonaktiebolaget LM Ericsson "B"	1,035,000	3,926,534
(Cost $11,156,803)		12,196,257
Switzerland 4.3%
Compagnie Financiere Richemont AG "A" (Unit)	80,374	3,976,544
Phonak Holding AG (Registered)	21,791	1,390,784
Roche Holding AG (Genusschein)	34,754	6,081,706
(Cost $7,950,570)		11,449,034
United Kingdom 13.0%
Aviva PLC	273,283	4,040,080
BHP Billiton PLC	311,890	6,014,898
Greene King PLC	234,532	4,288,149
Hammerson PLC	106,996	2,749,228
Shire PLC	226,446	4,131,667
Standard Chartered PLC	178,551	5,023,772
Tesco PLC	476,449	3,576,323
Whitbread PLC	195,925	5,236,048
(Cost $32,763,451)		35,060,165
Total Common Stocks (Cost $201,541,487)		252,482,102

Preferred Stocks 3.1%
Germany
Fresenius AG	21,381	4,011,419
Porsche AG	3,628	4,229,885
Total Preferred Stocks (Cost $6,629,431)		8,241,304

Securities Lending Collateral 5.5%
Daily Assets Fund Institutional, 5.32% (c) (d) (Cost $14,861,339)	14,861,339	14,861,339

Cash Equivalents 1.2%
Cash Management QP Trust, 5.31% (e) (Cost $3,311,291)	3,311,291	3,311,291
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $226,343,548)+	103.7	278,896,036
Other Assets and Liabilities, Net	(3.7)	(9,845,587)
Net Assets	100.0	269,050,449

* Non-income producing security

+ The cost for federal income tax purposes was $232,108,646. At October 31, 2006, net unrealized appreciation for all securities based on tax cost was $46,787,390. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $48,136,998 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,349,608.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2006 amounted to $14,248,438 which is 5.3% of net assets.

(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depository Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2006
Assets
Investments: Investments in securities, at value (cost $208,170,918) — including $14,248,438 of securities loaned	$ 260,723,406
Investment in Daily Assets Fund Institutional (cost $14,861,339)*	14,861,339
Investment in Cash Management QP Trust (cost $3,311,291)	3,311,291
Total investments in securities, at value (cost $226,343,548)	278,896,036
Foreign currency, at value (cost $681,707)	681,482
Receivable for investments sold	7,339,380
Receivable for Fund shares sold	504,803
Dividends receivable	241,455
Interest receivable	18,549
Foreign taxes recoverable	329,708
Other assets	91,153
Total assets	288,102,566
Liabilities
Accrued investment management fee	144,976
Payable upon return of securities loaned	14,861,339
Payable for investments purchased	2,627,456
Payable for Fund shares redeemed	1,008,198
Other accrued expenses and payables	410,148
Total liabilities	19,052,117
Net assets, at value	$ 269,050,449
Net Assets
Net assets consist of: Undistributed net investment income	3,192,639
Net unrealized appreciation (depreciation) on: Investments	52,552,488
Foreign currency related transactions	5,121
Accumulated net realized gain (loss)	34,291,998
Paid-in capital	179,008,203
Net assets, at value	$ 269,050,449

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($80,392,802 ÷ 6,115,131 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 13.15
Maximum offering price per share (100 ÷ 94.25 of $13.15)	$ 13.95

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($10,528,223 ÷ 822,594 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 12.80

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($15,577,966 ÷ 1,217,980 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 12.79

Class R

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,994,110 ÷ 232,901 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 12.86
Class S Net Asset Value, offering and redemption price(a) per share ($40,891,716 ÷ 3,169,085 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 12.90

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($118,665,632 ÷ 9,182,218 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 12.92

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2006
Investment Income
Income: Dividends (net of foreign taxes withheld of $919,796)	$ 9,266,466
Interest	7,299
Interest — Cash Management QP Trust	273,094
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	427,164
Total Income	9,974,023
Expenses: Management fee	2,615,922
Administration fee	106,761
Administrator service fees	773,343
Distribution service fees	696,598
Services to shareholders	175,375
Custodian fees	134,976
Legal	55,011
Auditing	71,784
Trustees' fees and expenses	28,188
Reports to shareholders and shareholder meeting	147,566
Registration fees	113,755
Other	71,812
Total expenses before expense reductions	4,991,091
Expense reductions	(207,191)
Total expenses after expense reductions	4,783,900
Net investment income (loss)	5,190,123
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	69,523,113
In-kind redemptions	65,138,899
Net increase from payments by affiliates and net losses incurred on trades executed incorrectly	—
Foreign currency related transactions	(280,754)
134,381,258
Net unrealized appreciation (depreciation) during the period on: Investments	(41,476,452)
Foreign currency related transactions	69,338
(41,407,114)
Net gain (loss) on investment transactions	92,974,144
Net increase (decrease) in net assets resulting from operations	$ 98,164,267

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ 5,190,123	$ 18,545,654
Net realized gain (loss) on investment transactions	134,381,258	192,402,780
Net unrealized appreciation (depreciation) during the period on investment transactions	(41,407,114)	(49,736,362)
Net increase (decrease) in net assets resulting from operations	98,164,267	161,212,072
Distributions to shareholders from: Net investment income: Class A	—	(29,240,435)
Class B	—	(238,359)
Class C	—	(412,316)
Investment Class	—	(1,575,523)
Class R	—	(68,088)
Class S	—	(13,758)
Institutional Class	—	(4,470,376)
Premier Class	—	(8,165,115)
Net realized gains: Class A	(13,935,164)	(23,525,505)
Class B	(641,455)	(275,047)
Class C	(1,054,063)	(475,452)
Investment Class	(2,149,281)	(595,653)
Class R	(201,760)	(37,492)
Class S	(85,184)	(7,723)
Institutional Class	(6,393,166)	(1,620,838)
Premier Class	(6,281,652)	(1,540,361)
Fund share transactions: Proceeds from shares sold	124,590,790	412,959,617
Reinvestment of distributions	29,570,843	71,037,696
Cost of shares redeemed	(144,230,133)	(233,780,616)
In-kind redemptions	(254,376,954)	(861,647,393)
Redemption fees	77,533	16,416
Net increase (decrease) in net assets from Fund share transactions	(244,367,921)	(611,414,280)
Increase (decrease) in net assets	(176,945,379)	(522,464,249)
Net assets at beginning of year	445,995,828	968,460,077
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $3,192,639 and $8,873,220, respectively)	$ 269,050,449	$ 445,995,828

Financial Highlights

Class A Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 11.28	$ 10.21	$ 9.08	$ 7.56	$ 8.19
Income (loss) from investment operations: Net investment income (loss)[a]	.16[f]	.17[c]	.06	.09	.03
Net realized and unrealized gain (loss) on investment transactions	2.51	1.72	1.18	1.45	(.66)
Total from investment operations	2.67	1.89	1.24	1.54	(.63)
Less distributions from: Net investment income	—	(.47)	(.11)	(.02)	—
Net realized gain on investment transactions	(.80)	(.35)	—	—	—
Total distributions	(.80)	(.82)	(.11)	(.02)	—
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 13.15	$ 11.28	$ 10.21	$ 9.08	$ 7.56
Total Return (%)[b]	23.64[e]	18.65	13.77	20.42	(7.69)[e]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	80	193	484	360.8
Ratio of expenses before reductions (includes interest expense paid by the Fund) (%)	1.41	1.33	1.36	1.33	1.42
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	1.37	1.33	1.36	1.33	1.42
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	1.37	1.33	1.36	1.33	1.41
Ratio of net investment income (loss) (%)	1.30[f]	1.58	.62	1.12	.34
Portfolio turnover rate (%)	140[d]	122[d]	138	160	178

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Net investment income per share includes non-recurring dividend income amounting to $.05 per share.

[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

[e] Total return would have been lower had certain expenses not been reduced.

[f] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.17% of average daily net assets, respectively.

* Amount is less than $.005.

Class B Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 11.08	$ 9.97	$ 8.87	$ 7.42	$ 8.11
Income (loss) from investment operations: Net investment income (loss)[a]	.07[f]	.07[c]	(.01)	.03	(.02)
Net realized and unrealized gain (loss) on investment transactions	2.45	1.70	1.15	1.42	(.67)
Total from investment operations	2.52	1.77	1.14	1.45	(.69)
Less distributions from: Net investment income	—	(.31)	(.04)	—	—
Net realized gain on investment transactions	(.80)	(.35)	—	—	—
Total distributions	(.80)	(.66)	(.04)	—	—
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 12.80	$ 11.08	$ 9.97	$ 8.87	$ 7.42
Total Return (%)[b]	22.68[e]	17.79	12.87	19.54	(8.51)[e]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	9	7	3.3
Ratio of expenses before reductions (includes interest expense paid by the Fund) (%)	2.26	2.08	2.11	2.08	2.17
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	2.14	2.08	2.11	2.08	2.17
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	2.14	2.08	2.11	2.08	2.16
Ratio of net investment income (loss) (%)	.53[f]	.83	(.13)	.37	(.25)
Portfolio turnover rate (%)	140[d]	122[d]	138	160	178

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Net investment income per share includes non-recurring dividend income amounting to $.04 per share.

[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

[e] Total return would have been lower had certain expenses not been reduced.

[f] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.17% of average daily net assets, respectively.

* Amount is less than $.005.

Class C Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 11.08	$ 9.97	$ 8.86	$ 7.42	$ 8.11
Income (loss) from investment operations: Net investment income (loss)[a]	.06[e]	.07[c]	(.01)	.03	(.09)
Net realized and unrealized gain (loss) on investment transactions	2.45	1.69	1.16	1.41	(.60)
Total from investment operations	2.51	1.76	1.15	1.44	(.69)
Less distributions from: Net investment income	—	(.30)	(.04)	—	—
Net realized gain on investment transactions	(.80)	(.35)	—	—	—
Total distributions	(.80)	(.65)	(.04)	—	—
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 12.79	$ 11.08	$ 9.97	$ 8.86	$ 7.42
Total Return (%)[b]	22.59	17.79	13.00	19.41	(8.51)[f]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	16	13	5.6
Ratio of expenses (includes interest expense paid by the Fund) (%)	2.18	2.08	2.11	2.08	2.17
Ratio of expenses (excludes interest expense paid by the Fund) (%)	2.18	2.08	2.11	2.08	2.16
Ratio of net investment income (loss) (%)	.49[e]	.83	(.13)	.37	(1.13)
Portfolio turnover rate (%)	140[d]	122[d]	138	160	178

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Net investment income per share includes non-recurring dividend income amounting to $.05 per share.

[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.17% of average daily net assets, respectively.

[f] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class R Years Ended October 31,	2006[a]	2005[a]	2004[a]	2003[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.07	$ 9.86	$ 8.77	$ 7.51
Income (loss) from investment operations: Net investment income (loss)[c]	.13[g]	.11[d]	.04	.02
Net realized and unrealized gain (loss) on investment transactions	2.46	1.70	1.14	1.24
Total from investment operations	2.59	1.81	1.18	1.26
Less distributions from: Net investment income	—	(.41)	(.09)	—
Net realized gain on investment transactions	(.80)	(.19)	—	—
Total distributions	(.80)	(.60)	(.09)	—
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 12.86	$ 11.07	$ 9.86	$ 8.77
Total Return (%)	23.36[f]	18.45	13.47	16.78**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2.4		.01
Ratio of expenses before expense reductions (%)	1.70	1.55	1.61	1.58*
Ratio of expenses after expense reductions (%)	1.63	1.55	1.61	1.58*
Ratio of net investment income (loss) (%)	1.04[g]	1.36	.37	.89*
Portfolio turnover rate (%)	140[e]	122[e]	138	160

[a] Per share data have been restated to reflect the effects of a 1.82569632 for 1 stock split effective November 11, 2005.

[b] For the period from July 1, 2003 (commencement of operations of Class R shares) to October 31, 2003.

[c] Based on average shares outstanding during the period.

[d] Net investment income per share includes non-recurring dividend income amounting to $.04 per share.

[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

[f] Total return would have been lower had certain expenses not been reduced.

[g] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.17% of average daily net assets, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended October 31,	2006[a]	2005[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.07	$ 11.05
Income (loss) from investment operations: Net investment income (loss)[c]	.19[g]	.11[d]
Net realized and unrealized gain (loss) on investment transactions	2.44	.44
Total from investment operations	2.63	.55
Less distributions from: Net investment income	—	(.34)
Net realized gain on investment transactions	(.80)	(.19)
Total distributions	(.80)	(.53)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 12.90	$ 11.07
Total Return (%)[e]	23.77	5.15**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41	5
Ratio of expenses before expense reductions (%)	1.31	1.33*
Ratio of expenses after expense reductions (%)	1.18	1.28*
Ratio of net investment income (loss) (%)	1.49[g]	1.47*
Portfolio turnover rate (%)	140[f]	122[f]

[a] Per share data have been restated to reflect the effects of a 1.81850854 for 1 stock split effective November 11, 2005.

[b] For the period from February 28, 2005 (commencement of operations of Class S shares) to October 31, 2005.

[c] Based on average shares outstanding during the period.

[d] Net investment income per share includes non-recurring dividend income amounting to $.03 per share.

[e] Total return would have been lower had certain expenses not been reduced.

[f] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

[g] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.17% of average daily net assets, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2006[a]	2005[a]	2004[a]	2003[a]	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.07	$ 9.90	$ 8.81	$ 7.34	$ 7.95
Income (loss) from investment operations: Net investment income (loss)[b]	.20[f]	.18[d]	.08	.10	.07
Net realized and unrealized gain (loss) on investment transactions	2.45	1.69	1.14	1.41	(.67)
Total from investment operations	2.65	1.87	1.22	1.51	(.60)
Less distributions from: Net investment income	—	(.51)	(.13)	(.04)	(.01)
Net realized gain on investment transactions	(.80)	(.19)	—	—	—
Total distributions	(.80)	(.70)	(.13)	(.04)	(.01)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 12.92	$ 11.07	$ 9.90	$ 8.81	$ 7.34
Total Return (%)	23.96[c]	19.06	13.97	20.61[c]	(7.55)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	119	98	96	94	69
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	1.13	1.08	1.10	1.08	1.17
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	1.10	1.08	1.10	1.08	1.17
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	1.10	1.08	1.10	1.08	1.16
Ratio of net investment income (loss) (%)	1.57[f]	1.83	.88	1.37	.80
Portfolio turnover rate (%)	140[e]	122[e]	138	160	178

[a] Per share data have been restated to reflect the effects of a 1.81761006 for 1 stock split effective November 11, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Net investment income per share includes non-recurring dividend income amounting to $.04 per share.

[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

[f] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.17% of average daily net assets, respectively.

* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS International Select Equity Fund (formerly Scudder International Select Equity Fund) (the "Fund") is a diversified series of DWS Advisor Funds (formerly DWS Investments Trust) (the "Trust") which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end investment management company organized as a Delaware business trust. On July 10, 2006, DWS International Select Equity Fund became a series of DWS Advisor Funds, an open-end investment management company. Prior to July 10, 2006, DWS International Select Equity Fund was a series of DWS Investments Trust, an open-end investment management company.

The Fund currently has multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Investment Class shares were offered to a limited group of investors and were not subject to initial or contingent deferred sales charges. Investment Class shares converted into Class S shares on October 20, 2006. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge. Premier Class shares were offered to a limited group of investors, were not subject to initial or contingent deferred sales charges and had lower ongoing expenses than other classes. Premier Class shares converted into Institutional Class shares on August 18, 2006. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to passive foreign investment companies and foreign denominated investments, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2006, the Fund's components of distributable earnings (accumulated loss) on a tax-basis were as follows:

Undistributed ordinary income*	$ 18,833,203
Undistributed net long-term capital gains	$ 24,408,399
Net unrealized appreciation (depreciation) on investments	$ 46,787,390

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended October 31,
	2006	2005
Distributions from ordinary income*	$ 11,528,147	$ 40,791,179
Distributions from long-term capital gains	$ 19,213,578	$ 31,470,862

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2006, purchases and sales of investment securities (excluding short-term investments and in-kind redemptions) aggregated $513,421,428 and $532,403,039, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc.", or the "Advisor") an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor and Administrator for the Fund.

Management Agreement. Under the Investment Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. Prior to June 1, 2006, the investment management fee payable under the Investment Management Agreement was equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Effective June 1, 2006, under the Amended and Restated Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.700%
Next $1.75 billion of such net assets	.685%
Next $1.75 billion of such net assets	.670%
Over $5.0 billion of such net assets	.655%

Accordingly, for the year ended October 31, 2006, the fee pursuant to the management agreements was equivalent to an annual effective rate of 0.70% of the Fund's average daily net assets.

For the period from November 1, 2005 through May 31, 2006, the Advisor and Administrator had contractually agreed to waive their fees or reimburse expenses of the Fund (excluding certain expenses such as extraordinary expenses, proxy/shareholder meeting costs, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of the classes of the Fund as follows:

Class A	1.50%
Class B	2.25%
Class C	2.25%
Class R	1.75%
Class S	1.28%
Institutional Class	1.25%

Effective June 1, 2006 through September 30, 2006, the Advisor and Administrator had contractually agreed to waive their fees or reimburse expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of the classes of the Fund as follows:

Class A	1.33%
Class B	2.08%
Class C	2.38%
Class R	1.55%
Class S	1.38%
Institutional Class	1.38%

Effective October 1, 2006 through September 30, 2007, the Advisor and the Administrator have contractually agreed to waive their fees or reimburse expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of the classes of the Fund as follows:

Class A	1.60%
Class B	2.35%
Class C	2.35%
Class R	1.85%
Class S	1.35%
Institutional Class	.92%

Effective October 1, 2006 through September 30, 2007, the Advisor and the Administrator have voluntarily agreed to waive their fees or reimburse expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of the classes of the Fund as follows:

Class A	1.50%
Class B	2.25%
Class C	2.25%
Class R	1.75%

For Class S shares, effective October 1, 2006 through October 22, 2006, and effective October 23, 2006 through September 30, 2007 the Advisor and Administrator have voluntarily agreed to waive their fees or and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses at 1.25% and 0.97%, respectively.

Administrator Service Fee. Prior to June 1, 2006 for its services as Administrator, DeAM, Inc. received a fee (the "Administrator Service Fee") of 0.30% of the average daily net assets of Class A, B, C, Investment Class, Class R and Institutional Class shares, 0.25% of the average daily net assets of Premier Class shares and 0.55% of the average daily net assets of Class S shares, computed and accrued daily and payable monthly. For the period November 1, 2005 through May 31, 2006, the Administrator Service Fees was as follows:

Administrator Service Fee	Total Aggregated	Waived
Class A	$ 330,248	$ —
Class B	17,476	—
Class C	28,695	—
Investment Class	62,664	—
Class R	5,382	—
Class S	3,277	528
Institutional Class	180,740	—
Premier Class	144,861	94,490
	$ 773,343	$ 95,018

Effective June 1, 2006, the Administration Agreement with DeAM, Inc. was terminated and the Fund entered into an Administrative Services Agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, pursuant to which DeIM provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DeIM a fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from June 1, 2006 through October 31, 2006, DeIM received an Administration Fee of $106,761, of which $22,392 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, serves as the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C, Investment (through October 20, 2006), R, Institutional and Premier (through August 18, 2006) Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, serves as the transfer agent, shareholder service agent and dividend-paying agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC and DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholders servicing fee they receive from the Fund. Prior to June 1, 2006, this fee was paid out of the Administrator Service Fee. For the period from June 1, 2006 through October 31, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2006
Class A	$ 70,746	$ 48,472	$ 10,730
Class B	14,665	11,703	3,676
Class C	10,229	—	8,502
Investment Class	12,540	1,406	11,134
Class R	2,648	2,170	952
Class S	1,971	2,575	—
Institutional Class	43,353	38,987	—
Premier Class	2,407	2,407	—
	$ 158,559	$ 107,720	$ 34,994

Distribution Service Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of the average daily net assets of the Class B and C shares of the Fund, 0.25% of the average daily net assets of Class A shares (through May 31, 2006), and 0.25% of the average daily net assets of Class R shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class A, B, C and R shares. For the year ended October 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2006
Class A	$ 276,164	$ —
Class B	75,421	6,412
Class C	119,094	9,186
Class R	7,593	1,045
	$ 478,272	$ 16,643

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class B, C, Investment Class (through October 20, 2006), Class R shareholders, and Class A shareholders (effective June 1, 2006,) at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2006	Annualized Effective Rate
Class A	$ 78,641	$ 58,495.25%
Class B	24,677	2,784.25%
Class C	38,853	13,875.24%
Investment Class	69,295	34,275.19%
Class R	6,860	3,233.23%
	$ 218,326	$ 112,662

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2006 aggregated $17,091.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2006, the CDSC for Class B and C shares aggregated $19,425 and $3,223, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $38,760, of which $7,560 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated fund's investment in the QP Trust.

D. Expense Reductions

For the year ended October 31, 2006, the Advisor to reimbursed the Fund $4,451, which represented a portion of the fee savings for the Advisor through May 31, 2006, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2006		Year Ended October 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,278,429	$ 41,260,318	29,161,168	$ 326,858,873
Class B	171,576	2,124,559	236,533	2,582,732
Class C	270,624	3,301,161	440,893	4,808,633
Investment Class*	1,600,816	19,694,951	1,635,987	17,712,394
Class R*	182,309	2,238,212	178,144	1,918,574
Class S*	397,104	5,061,158	45,907	509,519
Institutional Class*	2,195,405	27,238,029	3,959,055	42,880,079
Premier Class*	1,876,098	23,672,402	1,393,531	15,688,813
		$ 124,590,790		$ 412,959,617
Shares issued to shareholders in reinvestment of distributions
Class A	1,044,040	$ 13,604,052	4,690,484	$ 52,404,801
Class B	43,747	557,342	41,521	455,589
Class C	71,631	911,868	70,605	774,669
Investment Class*	153,144	1,955,649	187,142	2,046,746
Class R*	15,813	201,760	9,638	105,580
Class S*	6,104	78,016	1,909	20,921
Institutional Class*	467,591	5,980,504	505,048	5,523,914
Premier Class*	491,138	6,281,652	890,202	9,705,476
		$ 29,570,843		$ 71,037,696
Shares redeemed
Class A	(2,729,122)	$ (33,903,986)	(9,870,265)	$ (108,491,295)
Class B	(223,244)	(2,715,189)	(192,071)	(2,110,873)
Class C	(553,317)	(6,711,776)	(356,258)	(3,929,068)
Investment Class*	(1,981,961)	(24,543,548)	(3,579,683)	(38,980,414)
Class R*	(169,737)	(2,090,320)	(22,982)	(252,051)
Class S*	(157,215)	(2,002,019)	(5,772)	(66,052)
Institutional Class*	(3,039,082)	(37,712,923)	(5,306,329)	(57,424,392)
Premier Class*	(2,780,932)	(34,550,372)	(12,835,526)	(22,526,471)
		$ (144,230,133)		$(233,780,616)
Shares converted**
Investment Class	(2,883,076)	$ (36,878,755)	—	$ —
Class S*	2,881,049	36,878,755	—	—
Institutional Class*	668,562	8,350,306	—	—
Premier Class*	(667,814)	(8,350,306)	—	—
		$ —		$ —
Redemption fees		$ 77,533		$ 16,416
In-kind redemptions
Class A	(12,544,593)	$ (165,061,759)	(54,334,383)	$ (606,806,393)
Premier Class*	(7,302,959)	(89,315,195)	(13,286,809)	(254,841,000)
		$ (254,376,954)		$ (861,647,393)
Net increase (decrease)
Class A	(10,951,246)	$ (144,046,791)	(30,352,996)	$ (336,018,372)
Class B	(7,922)	(33,190)	85,983	927,453
Class C	(211,062)	(2,498,635)	155,240	1,654,234
Investment Class*	(1,733,915)	(39,751,501)	(1,756,554)	(19,220,800)
Class R*	28,385	350,562	164,800	1,772,103
Class S*	3,127,041	40,016,351	42,044	464,555
Institutional Class*	292,476	3,857,031	(842,226)	(9,020,271)
Premier Class*	(8,384,469)	(102,261,748)	(23,838,602)	(251,973,182)
		$ (244,367,921)		$ (611,414,280)

* Shares for the year ended October 31, 2005 and through November 10, 2005 have been restated to reflect the effects of a stock split effective November 11, 2005. See Note H.

** On August 18, 2006, Premier Class shares converted to Institutional Class shares. On October 20, 2006, Investment Class shares converted to Class S shares.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DeAM, Inc.") and Deutsche Investment Management Americas Inc. ("DeIM"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DeAM, Inc. and DeIM breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DeAM, Inc. and DeIM breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DeAM, Inc. and DeIM neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM also continues to discuss a settlement with the Illinois Secretary of State regarding market timing matters. As previously disclosed, DeAM expects a settlement with the Illinois Secretary of State to provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

H. Payments made by Affiliates

During the year ended October 31, 2006, the Advisor fully reimbursed the Fund $887, for losses incurred on trades executed incorrectly. The amount of the losses were less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

I. Stock Split

On November 11, 2005, the fund implemented a stock split for the following classes:

Institutional Class	1.81761006 shares for 1 share
Investment Class	1.79424978 shares for 1 share
Premier Class	1.80772686 shares for 1 share
Class R	1.82569632 shares for 1 share
Class S	1.81850854 shares for 1 share

This action enabled the Fund to bring the net asset value per share of its various classes into closer alignment, without adversely affecting current shareholders. Each stock split had no impact on the overall value of a shareholder's investment in the Fund. All capital shares and capital share activity referenced in the Financial Highlights tables and Note F, Share Transactions tables have been updated to reflect the stock split.

J. In-Kind Redemption

In certain circumstances, the Fund may distribute portfolio securities rather than cash as payments for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities exceeds their costs; the Fund recognizes a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended October 31, 2006, the Fund realized $65,138,899 of net gain attributable to in-kind redemptions.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Advisor Funds and Shareholders of DWS International Select Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS International Select Equity Fund (the "Fund") at October 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 22, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The fund paid distributions of $.50 per share from net long-term capital gains during its year ended October 31, 2006, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $47,985,000 as capital gain dividends for its year ended October 31, 2006, of which 100% represents 15% rate gains.

The Fund paid foreign taxes of $739,268 and earned $6,741,080 of foreign source income during the year ended October 31, 2006. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.04 per share as foreign taxes paid and $0.33 per share as income earned from foreign sources for the year ended October 31, 2006.

For federal income tax purposes, the Fund designates approximately $11,205,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of shareholders (the "Meeting") of DWS International Select Equity Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Board Members. ("Number of Votes" represents all funds that are series of DWS Investments Trust.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	229,475,182.312	2,617,703.165
Dawn-Marie Driscoll	229,385,362.059	2,707,523.418
Keith R. Fox	229,414,105.859	2,678,779.618
Kenneth C. Froewiss	229,543,244.169	2,549,641.308
Martin J. Gruber	229,465,700.091	2,627,185.386
Richard J. Herring	229,507,427.394	2,585,458.083
Graham E. Jones	229,329,443.182	2,763,442.295
Rebecca W. Rimel	229,303,664.866	2,789,220.611
Philip Saunders, Jr.	229,477,714.933	2,615,170.544
William N. Searcy, Jr.	229,368,895.540	2,723,989.937
Jean Gleason Stromberg	229,516,447.517	2,576,437.960
Carl W. Vogt	229,439,747.901	2,653,137.576
Axel Schwarzer	229,446,632.712	2,646,252.765

II-A. Approval of an Amended and Restated Investment Management Agreement with the Fund's Current Investment Advisor:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
25,954,409.572	40,404.038	95,580.583	2,837,226.00

II-B. Approval of an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc.:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
25,948,410.044	41,161.402	100,822.747	2,837,226.000

II-C. Approval of a Subadvisor Approval Policy:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
25,922,170.131	52,989.789	115,234.273	2,837,226.000

III. Approval of Revised Fundamental Investment Restrictions on:

III-A. Borrowing Money

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
25,951,703.348	66,595.386	72,095.459	2,837,226.000

III-B. Pledging Assets

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
25,952,696.644	65,602.090	72,095.459	2,837,226.000

III-C. Senior Securities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
25,957,979.792	60,318.942	72,095.459	2,837,226.000

III-D. Concentration

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
25,958,198.792	60,099.942	72,095.459	2,837,226.000

III-E. Underwriting of Securities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
25,957,133.792	61,164.942	72,095.459	2,837,226.000

III-F. Real Estate Investments

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
25,951,893.792	66,404.942	72,095.459	2,837,226.000

III-G. Commodities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
25,946,694.928	71,603.806	72,095.459	2,837,226.000

III-H. Lending

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
25,953,012.885	65,285.849	72,095.459	2,837,226.000

III-I. Portfolio Diversification for Diversified Funds

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
25,958,198.792	60,099.942	72,095.459	2,837,226.000

III-R. Options

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
25,952,381.792	65,916.942	72,095.459	2,837,226.000

VIII. Approval of Reorganization into a Massachusetts Business Trust:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
25,925,505.857	50,272.698	114,615.638	2,837,226.000

The Meeting was reconvened on July 27, 2006, at which time the following matters were voted upon by the shareholders (the resulting votes are presented below):

VII. Adoption of Rule 12b-1 Plan for Class B.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
327,818.032	9,543.740	17,015.880	109,492.000

VII. Adoption of Rule 12b-1 Plan for Class C.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
422,559.744	8,362.065	56,059.990	197,071.000

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DeAM, Inc. in September 2006. The Fund's current investment management agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At present time, all but one of your Fund's Trustees are independent of DeAM, Inc. and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

DeAM, Inc. and its predecessors have managed the Fund since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeAM, Inc. is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DeAM, Inc.'s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeAM, Inc. by similar funds and institutional accounts advised by DeAM, Inc. (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DeAM, Inc., in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeAM, Inc. of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DeAM, Inc. helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeAM, Inc., both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2006, the Fund's performance (Institutional Class shares) was in the 2nd quartile, 1st quartile and 1st quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in the one-year period ended June 30, 2006 and has underperformed its benchmark in the three- and five-year periods ended June 30, 2006. The Board recognized that DeAM, Inc. has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeAM, Inc. The Board considered extensive information regarding DeAM, Inc., including DeAM, Inc.'s personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeAM, Inc. have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeAM, Inc. and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeAM, Inc. during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DeAM, Inc. the cost allocation methodology used to determine DeAM, Inc.'s profitability. In analyzing DeAM, Inc.'s costs and profits, the Board also reviewed the fees paid to and services provided by DeAM, Inc. and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DeAM, Inc. and its affiliates as a result of DeAM, Inc.'s relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeAM, Inc.'s cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeAM, Inc. and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DeAM, Inc. and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DeAM, Inc. regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DeAM, Inc., subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DeAM, Inc. and its affiliates) research services from third parties that are generally useful to DeAM, Inc. and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeAM, Inc.'s commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeAM, Inc.'s commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeAM, Inc. to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeAM, Inc.'s chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeAM, Inc.'s chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of October 31, 2006. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2006 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	88
Henry P. Becton, Jr. (1943) Board Member since 2006	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: Cloverleaf Transportation Inc. (trucking)	88
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	88
Martin J. Gruber (1937) Board Member since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	88
Richard J. Herring (1946) Board Member since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	88
Graham E. Jones (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88
Rebecca W. Rimel (1951) Board Member since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	88
Philip Saunders, Jr. (1935) Board Member since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	88
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of seven open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	88
Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	88
Carl W. Vogt (1936) Board Member since 2006

Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak). Formerly, Chairman and Member, National Transportation Safety Board

		86
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	86
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present

Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 2003-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 2002-present	Managing Director[4], Deutsche Asset Management
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

A. Thomas Smith[5] (1956) Chief Legal Officer, 2005-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

4 Executive title, not a board directorship.

5 Address: 345 Park Avenue, New York, New York 10154.

6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	DBISX	DBIBX	DBICX	MGINX
CUSIP Number	23339E 400	23339E 509	23339E 608	23339E 103
Fund Number	499	699	799	559
For shareholders of Class R
Automated Information Line	DWS Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Scudder Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class R
Nasdaq Symbol	DBITX
CUSIP Number	23339E 806
Fund Number	1501
For shareholders of Class S
Automated Information Lines	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	DBIVX
Fund Number	2399

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

As of the end of the period, October 31, 2006, DWS International Select Equity Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS INTERNATIONAL SELECT EQUITY FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$62,500	$128	$0	$0
2005	$57,750	$225	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$155,500	$11,930	$0
2005	$309,400	$197,605	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax advice and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$11,930	$0	$11,930
2005	$0	$197,605	$104,635	$302,240

All other engagement fees were billed for services in connection with training seminars and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS International Select Equity Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS International Select Equity Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 29, 2006